Corporate Presentation Our mission is to change lives by changing the course of blood cancer January 2025 Our mission is to change lives by changing the course of blood cancer

Forward-Looking Statements Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such statements, include, without limitation, those regarding: (i) the Company’s belief that RYTELO is a highly differentiated treatment with blockbuster potential for eligible LR-MDS patients, including the potential to achieve $1B+ in net revenue; (ii) the Company’s estimate of net revenues for the fourth quarter of 2024; (iii) the Company’s views, estimates and expectations concerning the commercial launch of RYTELO, including the size of market opportunity and ability to compete for market share; (iv) the Company’s assumptions and expectations regarding the expected commercial opportunity for RYTELO in R/R MF; (v) the Company’s projections of its ability to reach profitability without the need for additional financing if internal revenue and operating expense expectations are met; (vi) the potential for differentiated benefits associated with RYTELO’s mechanism of action; (vii) the Company’s views, estimates and expectations concerning the commercial launch of RYTELO, including size of market opportunity and ability to compete for market share; (viii) the potential impact on clinical decision-making, prescriber behavior, and reimbursement decisions of the inclusion of RYTELO in the NCCN Guidelines as a Category 1 and 2A treatment of symptomatic anemia in patients with lower-risk MDS and the favorability of RYTELO’s U.S. labeling; (ix) the market opportunity for RYTELO and the estimated treatment-eligible patient populations in LR-MDS and R/R MF; (x) the trajectory of RYTELO’s U.S. commercial launch, including breadth of prescriber penetration and payor coverage and product utilization across lines of therapy and RS status; (xi) that the Phase 3 IMpactMF trial has registrational intent and that an interim analysis is expected in early 2026 and a final analysis is expected in early 2027, together with the assumptions used in making these estimates; (xii) the status, plans and expected timing of the Company’s clinical programs on its pipeline chart; (xiii) the Company’s estimates of net revenues in the fourth quarter of 2024, operating expenses in 2024, and cash and marketable securities as of December 31, 2024; (xiv) that certain potential future events represent opportunities for value creation, including potential EU approval in LR-MDS, expected launch in select EU countries in LR-MDS, results from the expected interim and final analyses of the Company’s Phase 3 R/R MF trial, and results from the expected analysis of the Company’s Phase 1 IMprove MF trial; (xv) the significance of RYTELO’s commercial opportunity in LR-MDS as driven by Phase 3 IMerge data, favorability of U.S. Prescribing Information, and NCCN guidelines; (xvi) the expected length of regulatory, market and patent exclusivity and plans to file for patent term extension in the EU; (xvii) the potential for RYTELO to offer differentiated clinical benefits and become a second-line therapy of choice across LR-MDS patients irrespective of ring sideroblast status or high transfusion burden, including sustained and durable transfusion independence, increases in hemoglobin levels, and improvement in patient-reported fatigue, all within a well-characterized safety profile of generally manageable cytopenias; (xviii) the potential for LR-MDS patients who had prior treatment with luspatercept to experience clinical benefit from imetelstat treatment; (xix) the suggestion that imetelstat demonstrates clinical activity regardless of number or type of prior therapies; (xx) the association of clinical benefit and reduction of disease markers in imetelstat-treated MF and MDS patients; (xxi) any projections of revenue, patient populations, commercial opportunity and similar forecasts, along with the underlying assumptions; and (xxii) other statements that are not historical facts, constitute forward-looking statements. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (a) whether Geron is successful in commercializing RYTELO (imetelstat) for the treatment of certain patients with LR-MDS with transfusion dependent anemia; (b) whether the European Commission will approve RYTELO for the treatment of patients with LR-MDS with transfusion dependent anemia and whether the FDA and European Commission will approve imetelstat for other indications on the timelines expected, or at all; (c) whether Geron overcomes potential delays and other adverse impacts caused by enrollment, clinical, safety, efficacy, technical, scientific, intellectual property, manufacturing and regulatory challenges in order to have the financial resources for and meet expected timelines and planned milestones; (d) whether regulatory authorities permit the further development of imetelstat on a timely basis, or at all, without any clinical holds; (e) whether RYTELO (imetelstat) may cause, or have attributed to it, adverse events that could delay or prevent the commencement and/or completion of clinical trials, impact its regulatory approval, or limit its commercial potential; (f) whether the IMpactMF Phase 3 trial for R/R MF has a positive outcome and demonstrates safety and effectiveness to the satisfaction of the FDA and international regulatory authorities, and whether the Company’s projected rates for enrollment and death events differ from actual rates, which may cause the interim and final analyses to occur later than anticipated; (g) whether any future safety or efficacy results of RYTELO treatment cause its benefit-risk profile to become unacceptable; (h) whether imetelstat actually demonstrates disease-modifying activity in patients and the ability to target the malignant stem and progenitor cells of the underlying disease; (i) whether Geron meets its post-marketing requirements and commitments in the U.S. for RYTELO; (j) whether there are failures or delays in manufacturing or supplying sufficient quantities of RYTELO (imetelstat) or other clinical trial materials that impact commercialization of RYTELO or the continuation of the IMpactMF trial and other trials; (k) whether Geron is able to establish and maintain effective sales, marketing and distribution capabilities, obtain adequate coverage and third-party payor reimbursement, and achieve adequate acceptance in the marketplace; (l) whether Geron is able to obtain and maintain the exclusivity terms and scopes provided by patent and patent term extensions, regulatory exclusivity, and have freedom to operate; (m) that Geron may be unable to successfully commercialize RYTELO due to competitive products, or otherwise; (n) that Geron may decide to partner and not to commercialize independently in the U.S. or in Europe and other international markets; (o) whether Geron stays in compliance with and satisfies its obligations under its debt and synthetic royalty agreements; and (p) the impact of general economic, industry or political climate in the U.S. or internationally and the effects of macroeconomic conditions on the Company’s business and business prospects, financial condition and results of operations. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s filings and periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and elsewhere in such filings and reports, including Geron’s report on Form 10-Q for the quarter ended September 30, 2024, and subsequent filings and reports by Geron. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events, or circumstances.

A first-in-class telomerase inhibitor with a unique mechanism of action representing a highly differentiated treatment with blockbuster potential for eligible U.S. patients with lower-risk myelodysplastic syndromes (LR-MDS)* *RYTELO (imetelstat) is approved by FDA for adults with low- to intermediate-1 risk MDS with transfusion-dependent anemia requiring four or more red blood cell units over 8 weeks who have not responded to or have lost response to or are ineligible for erythropoiesis-stimulating agents (ESAs). See U.S. Prescribing Information and Medication Guide: https://pi.geron.com/products/US/pi/rytelopi.pdf

U.S. RYTELO commercial launch off to a very strong start: $28.2M Q3 2024 net revenues $45M-$46M Q4 2024 estimated net revenues* LR-MDS represents a potential blockbuster market opportunity for RYTELO based on high unmet need and significant product differentiation Phase 3 trial in JAKi R/R MF with overall survival (OS) primary endpoint is 75% enrolled; if positive, an approval in this indication would potentially double the RYTELO commercial opportunity Expect to reach profitability without additional financing if current internal sales and opex expectations are met LR-MDS = lower-risk myelodysplastic syndromes; JAKi R/R MF= Janus kinase inhibitor relapsed/refractory myelofibrosis *The estimate of net revenues is preliminary and unaudited and is subject to change upon completion of the Company’s financial statement closing procedures and the audit of the Company’s consolidated financial statements. Geron’s Value Drivers

Telomerase Inhibition Represents a Novel MOA with Unique Benefits

Based on Nobel-Prize winning science, imetelstat is wholly owned by Geron

Telomerase increased in malignant cells



Malignant clones

Upregulated telomerase

Imetelstat binds to telomerase, inhibiting its activity


Telomerase
Imetelstat

Apoptosis of malignant cells and recovery of effective hematopoiesis



Apoptotic malignant clones

Scientific evidence suggests reduction in proliferation of malignant cells and production of new healthy cells drive differentiated clinical benefits*

MOA = mechanism of action
*Robinson NJ, Schiemann WP. Telomerase in Cancer: Function, Regulation, and Clinical Translation. Cancers. 2022;14(3):808; Schrank Z, Khan N, Osude C, et al. Oligonucleotides Targeting Telomeres and Telomerase in Cancer. Molecules. 2018;23(9):2267; Platzbecker U and Santini V, et al. The Lancet, 2024. https://doi.org/10.1016/S0140-6736(23)01724-5; Tefferi A et al. A Pilot Study of the Telomerase Inhibitor Imetelstat for Myelofibrosis. NEJM. 2015;373:908-919; Mascarenhas et al. Randomized, Single-Blind, Multicenter Phase II Study of Two Doses of Imetelstat in Relapsed or Refractory Myelofibrosis. JCO. 2021 Sep 10;39(26):2881-2892. Santini et al. Disease Modifying Activity of Imetelstat in Patients with Heavily Transfused Non-Del(5q) Lower-Risk Myelodysplastic Syndromes Relapsed/Refractory to Erythropoiesis Stimulating Agents in IMerge Phase 3. EHA 2023.

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Strong U.S. Launch in LR-MDS with Significant Commercial Opportunity

Favorable U.S. Label and NCCN Guidelines Position RYTELO to Compete for Significant Market Segments in LR-MDS

	Market Segments Consistent With the FDA Label*		MDS NCCN Guidelines^
1st line	ESA Ineligible (~20%)		Category 2A treatment for 1st line ESA-ineligible RS+/RS- patients
2nd line	RS+(~25%)	RS-(~75%)	Category 1 treatment in 2nd line RS+/RS- patients regardless of prior treatment
3rd line & later	RS+(~25%)	RS-(~75%)	

LR-MDS = lower-risk myelodysplastic syndromes; ESA ineligible = erythropoiesis-stimulating agent ineligible (serum EPO level > 500 mU/mL); RS = ring sideroblast
*RYTELO (imetelstat) is approved by the Food and Drug Administration (FDA) for adults with low- to intermediate-1 risk MDS with transfusion-dependent anemia requiring four or more red blood cell units over 8 weeks who have not responded to or have lost response to or are ineligible for erythropoiesis-stimulating agents (ESAs). See U.S. Prescribing Information and Medication Guide: https://pi.geron.com/products/US/pi/rytelo_pi.pdf
^National Comprehensive Cancer Network® (NCCN®) makes no warranties of any kind whatsoever regarding their content, use or application and disclaims any responsibility for their application or use in any way.

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Large U.S. Market Opportunity with Blockbuster Potential for RYTELO in LR-MDS



2025 U.S. RYTELO Treatment-Eligible Population Consistent with U.S. Label
~ 16,800
ESA Eligible: ~13,400
ESA Ineligible: ~3,400
~45%
1L patients expected to progress to 2L treatment in 2025
~ 7,600
RS-: ~5,700
RS+: ~1,900
~59%
2L patients expected to progress to 3L treatment in 2025
~ 4,400
RS-: ~3,300
RS+: ~1,100
1L Patients (Non-del 5q)
2L Patients (ESA R/R)
3L+ Patients (ESA R/R)

~15,400

Treatment-eligible LR-MDS patients consistent with FDA label in 2025

Potential for $1B+ in net revenue

*by treating only 1/3 of treatment-eligible patients**

Sources: 2025 patient volumes based on IQVIA projected claims 2023, DRG LR MDS incidence projected growth rate (2022)
*Assuming the duration of therapy observed in IMerge Phase 3 clinical trial (~8mo) and current net price

8

RYTELO U.S. Launch Off to a Strong Start

Strong Early Launch Trajectory

$28.2M Q3 2024 net revenue

$45-$46M Q4 2024 estimated net revenue*

Breadth of Prescriptions

~590 ordering centers

from launch through Q4 2024, representing ~70% of our key targeted accounts

Broad Payor Coverage

~80% payor coverage

as of the end of Q4 2024^

Permanent J-Code effective as of Jan. 1, 2025

Utilization across 1L ESA ineligible, 2L and 3L patients (RS+/RS-)

*The estimate of net revenues is preliminary and unaudited and is subject to change upon completion of the Company's financial statement closing procedures and the audit of the Company's consolidated financial statements.

^Payors responsible for ~80% U.S. covered lives have implemented RYTELO medical coverage policies consistent with FDA label, clinical trials and/or NCCN Guidelines through Q4 2024

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Compelling Opportunity in JAKi R/R Myelofibrosis

Source: US IQVIA Claims through 2023 (MF Market Sizing Report delivered March 2024); DRG Epi (2022 Report) Growth Rates applied through 2040 *Patient estimates as of 2028. Phase 3 Trial in JAKi R/R MF Would Potentially Double the RYTELO Commercial Opportunity, if Positive ~12,000 U.S. JAKi naïve / well-controlled MF patients (currently only 3 approved treatments – all JAK inhibitors) 75% of those JAKi treated patients fail or discontinue treatment Potential to treat U.S. JAKi R/R MF patients* ~10,000

ClinicalTrials.gov Identifier: NCT02426086

Median OS in Phase 2 IMbark Compares Favorably Historical Controls (11-16 months)


1.00
0.75
0.50
0.25
0.00
Survival Probability
0
6
12
18
24
30
Months From First Dose Adminstration

Number at risk

	0	6	12	18	24	30
Imetelstat 9.4 MG/KG	59	53	46	42	29	7

Imetelstat 9.4 MG/KG

Mascarenhas et al. Randomized, Single-Blind, Multicenter Phase II Study of Two Doses of Imetelstat in Relapsed or Refractory Myelofibrosis. JCO. 2021 Sep 10;39(26):2881-2892; . Kuykendall AT, Shah S, Talati C et al. Between a rux and a hard place: evaluating salvage treatment and outcomes in myelofibrosis after ruxolitinib discontinuation. Ann. Hematol. 97(3), 435–441 (2018).; Mascarenhas J, Mehra M, He J, Potluri R, Loefgren C. Patient characteristics and outcomes after ruxolitinib discontinuation in patients with myelofibrosis. J. Med. Econ. 23(7), 721–727 (2020).; Newberry K, Patel K, Masarova L et al. Clonal evolution and outcomes in myelofibrosis after ruxolitinib discontinuation. Blood 130(9),1125–1131 (2017).; Palandri F, Breccia M, Bonifacio M et al. Life after ruxolitinib: reasons for discontinuation, impact of disease phase, and outcomes in 218 patients with myelofibrosis. Cancer 126(6), 1243–1252 (2020).; 6. Schain F, Vago E, Song C et al. Survival outcomes in myelofibrosis patients treated with ruxolitinib: a population-based cohort study in Sweden and Norway. Eur. J. Haematol. 103(6), 614–619 (2019)

Median OS More than Double Compared to BAT in RWD Study

RWD BAT vs. Imetelstat 9.4 mg/kg


BAT
Moffitt
Imetelstat 9.4 mg/kg
33.8 mos
12.0 mos
Survival Probability
1.00
0.75
0.50
0.25
0.00
0
6
12
18
24
30
36
42
48
54
60
Time

IMbark Phase 2 data compared to real world data (RWD) from a closely-matched cohort of patients at the Moffitt Cancer Center who had discontinued ruxolitinib and were subsequently treated with best available therapy (BAT)

Kuykendall et al. Favorable overall survival with imetelstat in relapsed/refractory myelofibrosis patients compared with real-world data. Ann Hematol. 2022 Jan;101(1):139-146.

12

Phase 3 IMpactMF Trial Designed to Confirm Strong OS Signal Observed in Phase 2 Study

IMpactMF

ClinicalTrials.gov Identifier: NCT04576156

75% Enrolled as of December 2024

Interim Analysis expected early 2026*

Final Analysis expected early 2027*

INT-1/INT-2/HR MF R/R to JAKi (n=320)

- **Imetelstat** 9.4mg/kg IV# every 3 weeks (n ~214)
- **Best Available Therapy^** (n ~106)

Primary Endpoint: OS

Secondary Endpoints: TSS (≥ 50%) at week 24, SVR (≥35%) at week 24, PROs, safety

INT-1/INT-2/HR MF = Intermediate-1/Intermediate-2/High Risk MF; TSS = total symptom score; SVR = spleen volume reduction; PROs = patient-reported outcomes
*These projections are based on expectations about event rates (deaths) and enrollment, which can change over time and may differ from our current expectations imetelstat salt form
^Best available therapies include hydroxyurea, corticosteroids, danazol, and others

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Development Pipeline

Exploring the Potential of Telomerase Inhibition Across Multiple Hematologic Malignancies

Indications	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Approved	
LR-MDS Single Agent						RYTELO™ (imetelstat) for Injection — Approved in the U.S.*	EU approval expected 1H 2025
R/R MF Single Agent ●					IMpactMF ●		Interim Analysis est. early 2026^ Final Analysis est. early 2027^
Frontline MF Combination Therapy ●			IMproveMF ●				Progressed to Part 2, designed to confirm the safety profile of imetelstat 9.4 mg/kg in combination with ruxolitinib
R/R AML & HR-MDS Single Agent ▲				IMpress ●			Dosing schedule modified for second cohort of patients August 2024
R/R AML Combination Therapy ■			TELOMERE*				To follow single agent data from IMpress
Next Generation TI Program ●	●						Leads identified; optimization ongoing

● Ongoing; Company Sponsored ▲ Ongoing; Investigator Led ■ Planned; Investigator Led

LR-MDS: lower-risk myelodysplastic syndromes; EU = European Union; R/R MF: relapsed/refractory myelofibrosis; MF: myelofibrosis; R/R AML: relapsed/refractory acute myeloid leukemia; HR-MDS: higher-risk myelodysplastic syndromes; TI: telomerase inhibitor

*RYTELO (imetelstat) is approved by the FDA for adults with low- to intermediate-1 risk MDS with transfusion-dependent anemia requiring four or more red blood cell units over 8 weeks who have not responded to or have lost response to or are ineligible for erythropoiesis-stimulating agents (ESAs). See U.S. Prescribing Information and Medication Guide: https://pi.geron.com/products/US/pi/rytelo_pi.pdf

^These projections are based on expectations about event rates (deaths) and enrollment, which can change over time and may differ from our current expectations

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Positioned for Profitability Without Additional Financing

*The estimate of net revenues is preliminary and unaudited and is subject to change upon completion of the Company’s financial statement closing procedures and the audit of the Company’s consolidated financial statements. Financial Overview Q3 2024 net product revenue $28.2M Cash and marketable securities as of 12/31/24* ~$500M 2024 expected OpEx range* $250M to $260M Net Revenue Cash Balance Operating Expenses $45-46M Q4 2024 estimated net product revenue* 2025 expected OpEx range $270M to $285M Expect to Reach Profitability without Additional Financing if Current Internal Sales and OpEx Expectations Are Met

Thank you! Contact: Investor Relations investor@geron.com 18

Appendix

Multiple Opportunities to Fuel Growth in 2025 & Beyond June 2024 FDA approval & U.S. launch of RYTELO in LR-MDS Q3 2024 $28.2M product revenue in first full commercial quarter Dec 2024 Positive CHMP opinion in LR-MDS 1H 2025 EU approval in LR-MDS Early 2026 Ph3 interim analysis in R/R MF* 2026 Primary analysis from Ph1 IMproveMF Early 2027 Ph3 final analysis in R/R MF* Nov 2024 Secured up to $375M in non-equity financings 2026 Launch in select EU countries in LR-MDS 2024 ACHIEVEMENTS EXPECTED OPPORTUNITIES FOR VALUE CREATION FDA = U.S. Food & Drug Administration; LR-MDS = lower-risk myelodysplastic syndromes; CHMP = Committee for Medicinal Products for Human Use; EU= European Union; R/R MF = relapsed/refractory myelofibrosis *These projections are based on expectations about event rates (deaths) and enrollment, which can change over time and may differ from our current expectations

LR-MDS Represents a Significant Commercial Opportunity for RYTELO Phase 3 IMerge data, FDA label and NCCN Guidelines position RYTELO as highly differentiated treatment

Strong IP Position for RYTELO Supports Commercial Opportunity

Exclusivity for LR-MDS Expected into 2037 in the U.S. and 2038 in the EU



Expected Regulatory Exclusivities and Patent Terms
Dec 2025
Dec 2030
Mar 2033
Aug 2037
US
Jun 2024
U.S. Data/Market Exclusivity1
Jun 2029
Jun 2024
U.S. Orphan Drug Exclusivity2
Jun 2031
COM Patent Term
If PTE Applied to COM3
U.S. Methods of Use (MOU) Patent (MDS and MF)
If PTE Applied to MOU3
EU
TBD 2038
Q1 2025
EU Data/Market Exclusivity4
Q1 2035
Q1 2025
EU Orphan Drug Exclusivity5
+2 years6
EU Methods of Use Patent (MDS)
PTE7
Nov 2033
Patent Term
Patent Term Extension (PTE)
Orphan Drug Exclusivity
Data/Market Exclusivity

- **PTE Applications filed in U.S. for RYTELO patents**
  - PTE review can take years
  - Strategy to retain optionality on PTE applications until review is completed
- **RYTELO patents listed in FDA's Orange Book**

- **Plans to file in the EU for PTE following expected MAA approval**

1. New Chemical Entity (NCE) exclusivity for 5 years after first approval. 2. Orphan drug exclusivity in U.S. for 7 years after any indication. 3. U.S. Patent Term Extension (PTE) can only be applied to one patent; if our composition of matter (COM), expected to confer exclusivity through December 2030, but if applied to our methods of use (MOU) patent, expected to confer exclusivity through August 2037 and may apply to all approved uses covered by the patent, i.e., both MDS and MF (if approved), under 35 USC 156(b)(2). 4. New Active Substance (NAS) exclusivity for 10 years after approval. 5. Orphan drug exclusivity in EU for 10 years after approval. 6. Pediatric exclusivity of 2 years could be added for successful completion of PIP. 7. PTE could extend EU patent term by as much as 5 years.

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Thrombocytopenia Neutropenia Infusion-Related Reactions Embryo-Fetal Toxicity Warning and Precautions See U.S. Prescribing Information and Medication Guide: https://pi.geron.com/products/US/pi/rytelo_pi.pdf *imetelstat active moiety Favorable U.S. Prescribing Information for RYTELO Supports Significant Market Opportunity RYTELO is indicated for the treatment of adult patients with low- to intermediate-1 risk myelodysplastic syndromes (MDS) with transfusion-dependent anemia requiring 4 or more red blood cell units over 8 weeks who have not responded to or have lost response to or are ineligible for erythropoiesis-stimulating agents (ESA). Indication and Usage No boxed warning No REMS program No contraindications 7.1 mg/kg* administered as an intravenous infusion over 2 hours every 4 weeks Recommended Dosage Most common adverse reactions (incidence ≥10% with a difference between arms of >5% compared to placebo), including laboratory abnormalities are decreased platelets, decreased white blood cells, decreased neutrophils, increased AST, increased alkaline phosphatase, increased ALT, fatigue, prolonged partial thromboplastin time, arthralgia/myalgia, COVID-19 infections, and headache. Adverse Reactions Complete blood counts and liver function tests are required, as detailed in the PI.

NCCN Guidelines®# Guide Clinical, Formulary and Treatment Pathway Decision-Making and Position Imetelstat as 2nd Line Therapy of Choice

MDS NCCN Guidelines include imetelstat for use in both RS+ and RS- 1st-line ESA ineligible patients and in both RS+ and RS- 2nd-line patients, regardless of prior 1st line-treatment

Treatment of Symptomatic Anemia in Patients with LR-MDS



RS+
RS-
serum EPO >500 mU/mL
serum EPO ≤500 mU/mL
serum EPO >500 mU/mL*
serum EPO ≤500 mU/mL
1ST Line
2ND Line
2+ Line
luspatercept Category 1 (preferred)
luspatercept Category 1 (preferred)
imetelstat Category 2a
azacitidine (preferred)
imetelstat Category 2a
or
Other HMA
ESA (preferred)
or
luspatercept Category 2a (preferred)
imetelstat Category 2a (preferred, if not previously used)
or
luspatercept Category 1 (preferred, if not previously used)
Consider lenalidomide
imetelstat Category 1 (preferred)
ESA +/- G-CSF
ivosidenib or olutasidenib or clinical trial (if mIDH1)
Clinical trial or consider allo-HCT (if no MIDH1)
imetelstat Category 1 (preferred)
or
luspatercept Category 2a (preferred, if not previously used)
ESA +/- G-CSF
lenalidomide
ivosidenib (if MIDH1) or olutasidenib (if MIDH1) (Category 2b)
azacitidine (preferred)
Other HMA

In 1st line, imetelstat is a Category 2A treatment for RS+ and RS- ESA-ineligible patients

In 2nd line, imetelstat is a Category 1 treatment for RS+ and RS-patients regardless of prior treatment

*Poor probability to respond to immunosuppressive therapy (IST)
RS = ring sideroblast; ESA = erythropoietin stimulating agents; EPO = erythropoietin; HMA = hypomethylating agents; G-CSF = granulocyte-colony stimulating factor; NCCN Guidelines® = NCCN Clinical Practice Guidelines in Oncology
# National Comprehensive Cancer Network® (NCCN®) makes no warranties of any kind whatsoever regarding their content, use or application and disclaims any responsibility for their application or use in any way.

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Durable Red Blood Cell Transfusion Independence and Response Rates Differentiate Imetelstat



52 weeks
median duration
80 weeks
median duration
123 weeks
median duration
Percentage of Patients (%)
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
39.8%
15.0%
P<0.001
28.0%
3.3%
P<0.001
17.8%
1.7%
Nominal P=0.002
≥ 8-week RBC-TI
(primary endpoint)
≥ 24-week RBC-TI
(secondary endpoint)
≥ 1-year RBC-TI
(exploratory endpoint)
Imetelstat (n=118)
Placebo (n=60)

8, 24-week data cut off was October 2022; 1-year represents 3 additional months of data (cut off January 2023)
P-value is based on Cochran Mantel Haenszel test stratified for prior RBC transfusion burden (≤6 units or >6 units of RBCs/8 weeks) and baseline IPSS risk score (Low or Intermediate-1)
8-week TI = proportion of patients without any RBC transfusion for at least eight consecutive weeks since entry to the trial; 24-week TI = proportion of patients without any RBC transfusion for at least 24 consecutive weeks since entry to the trial; 1-year TI = proportion of patients without any RBC transfusion for at least 52 consecutive weeks since entry to the trial
Platzbecker U and Santini V, et al. The Lancet, 2024. https://doi.org/10.1016/S0140-6736(23)01724-5

25

Meaningful Hemoglobin Rises and Reduction in Transfusions Observed with Imetelstat

IMerge

3.6 g/dL median Hgb rise in 8-week RBC-TI responders



Nominal *P*<0.001
Mean Change in HGB
(g/dL; +/- SE)
5
4
3
2
1
0
-1
Baseline
1
5
9
13
17
21
25
29
33
37
41
45
49
53
57
61
65
69
73
77
81
85
89
93
97
101
Weeks
Imetelstat
Placebo

Number of patients

Imetelstat	118	59	53	54	47	42	48	48	43	43	31	37	31	35	32	25	26	24	23	21	19	18	11	11	9	9	5
Placebo	60	37	29	17	16	18	15	8	10	10	11	7	3	9	8	9	7	7	5	5	4	2	4				

The mean changes from the minimum Hgb of the values that were after 14 days of transfusions in the 8 weeks prior to the first. Data points that have fewer than four patients are not shown.
Nominal P-value is based on a mixed model for repeated measures with Hgb change as the dependent variable, week, stratification factors, dose date, and treatment arm as the independent variables with autoregressive moving average (ARMA(1,1) covariance structure.

≥4U/8 weeks transfusion reduction in ~60% of imetelstat-treated patients



Nominal *P*=0.042
Mean Change in RBC Transfusion
(units; +/- SE)
1
0
-1
-2
-3
-4
-5
1
9
17
25
33
41
49
57
65
73
81
89
97
Weeks
Imetelstat
Placebo

Number of patients

Imetelstat	115	104	95	76	60	55	45	43	33	26	22	14	10
Placebo	58	53	48	32	27	22	15	14	8	5	5	5	4

Nominal P-value is based on a mixed model for repeated measures with change in RBC transfusion as the dependent variable, week, stratification factors, prior transfusion burden, and treatment arm as the independent variables with autoregressive moving average (ARMA(1,1) covariance structure.
NOTE: graph starts at Week 1-8 with the number of the patients with transfusion follow-up data available at least eight weeks on study for imetelstat and placebo arms

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Platzbecker U and Santini V, et al. The Lancet, 2024. https://doi.org/10.1016/S0140-6736(23)01724-5.

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Consistent Responses Observed Across MDS Subgroups with Imetelstat (≥ 8-week RBC-TI Responses)

IMerge



-20
-10
0
10
20
30
40
50
60
Favors Placebo
Favors Imetelstat

	Imetelstat, n/N (%)	Placebo, n/N (%)	% Difference (95% CI)
Overall	47/118 (39·8)	9/60 (15·0)	24·8 (9·9–36·9)
WHO category^			
RS+	33/73 (45·2)	7/37 (18·9)	26·3 (5·9–42·2)
RS-	14/44 (31·8)	2/23 (8·7)	23·1 (-1·3 to 40·6)
Prior RBC transfusion burden per IWG 2006			
4-6 U/8 week	28/62 (45·2)	7/33 (21·2)	23·9 (1·9–41·4)
>6 U/8 week	19/56 (33·9)	2/27 (7·4)	26·5 (4·7–41·8)
IPSS risk category			
Low	32/80 (40·0)	8/39 (20.5)	19·5 (-0·1 to 35·2)
Intermediate-1	15/38 (39·5)	1/21 (4·8)	34·7 (8·8–52·4)
Baseline sEPO			
≤500 mU/mL	39/87 (44·8)	7/36 (19·4)	25·4 (5·27–40·70)
>500 mU/mL	7/26 (26·9)	2/22 (9·1)	17·8 (-8·17 to 40·25)

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RBC-TI = red blood cell trainsfusion-independence
Exploratory Analysis; Cochran Mantel Haenszel test stratified for prior RBC transfusion burden (≤6 units or >6 units of RBCs/8 weeks) and baseline IPSS risk score (Low or Intermediate-1)
^ One patient on imetelstat arm missing RS category
Platzbecker U and Santini V, et al. The Lancet, 2024. https://doi.org/10.1016/S0140-6736(23)01724-5.

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Exploratory analysis in the supplemental appendix of The Lancet: Platzbecker U and Santini V, et al. The Lancet, 2024. https://doi.org/10.1016/S0140-6736(23)01724-5. Improvement in Patient-Reported Fatigue Associated with Clinical Responses with Imetelstat Per Exploratory Analysis Meaningful patient-reported fatigue improvements in 8 and 24-week RBC-TI responders Sustained meaningful improvement in fatigue reported in imetelstat-treated patients Patients, n/N Responders 33/47 3/9 24/33 1/2 50/75 13/31 Nonresponders 26/71 20/48 35/85 22/55 9/43 10/26 Kaplan-Meier estimate of time to first sustained meaningful improvement in the FACIT Fatigue score. HR is from the Cox proportional hazard model, stratified by prior RBC transfusion burden (≥4 to ≤6 vs >6 RBC units/8-weeks during a 16-week period prior to randomization) and baseline IPSS risk category (low vs intermediate-1), with treatment as the only covariate. Sustained Improvement in FACIT-Fatigue, % 100 90 80 70 60 50 40 30 20 10 0 Number at risk Time to first sustained improvement in the FACIT-Fatigue score, weeks 0 110 100 90 80 70 60 50 40 30 20 10 120 115 1 3 5 6 7 12 16 19 28 54 78 1 Imetelstat Placebo 56 0 1 1 4 7 10 14 16 32 40 Placebo Imetelstat Placebo: Imetelstat: 65.0 28.3 Censored HR=1.34 (95% CI, 0.82–2.20) Median time-to-episode (weeks) Sustained Improvement for ≥2 cycles 0% 20% 40% 60% 80% Patients, % 50.0% 40.4% Imetelstat Placebo

1. Platzbecker U and Santini V, et al. The Lancet, 2024. https://doi.org/10.1016/S0140-6736(23)01724-5. 2. Platzbecker U, Santini V, Zeidan AM, Sekeres MA, Fenaux P, Raza A, et al. Effect of Prior Treatments on the Clinical Activity of Imetelstat in Transfusion-Dependent Patients with Erythropoiesis-Stimulating Agent, Relapsed or Refractory/Ineligible Lower-Risk Myelodysplastic Syndromes. 66th American Society of Hematology (ASH) Annual Meeting and Exposition; December 2024; Presentation 352 ESA R/R/Ineligible LR-MDS Patients With Prior Luspatercept Treatment Experienced Clinical Benefit from Imetelstat Treatment Clinical activity of imetelstat was evident across lines of prior therapy (including luspatercept, lenalidomide and HMA) regardless of prior response status, suggesting that imetelstat demonstrates clinical activity regardless of number or type of prior therapies

Well-Characterized Safety Profile with Generally Manageable and Short-Lived Thrombocytopenia and Neutropenia

These are familiar adverse reactions for hematologists who are experienced with managing cytopenias

IMerge

Consistent with prior clinical experience, the most common imetelstat AEs were hematologic

AEs (≥10% of patients), n (%)	Imetelstat (N=118)		Placebo (N=59)	
	Any Grade	Grade 3–4	Any Grade	Grade 3–4
Hematologic				
Thrombocytopenia	89 (75%)	73 (62%)	6 (10%)	5 (8%)
Neutropenia	87 (74%)	80 (68%)	4 (7%)	2 (3%)
Anemia	24 (20%)	23 (19%)	6 (10%)	4 (7%)
Leukopenia	12 (10%)	9 (8%)	1 (2%)	0

Grade 3-4 thrombocytopenia and neutropenia:
- Most often reported during cycles 1-3
- Lasted a median duration of less than two weeks
- Resolved to grade < 2 in under four weeks in more than 80% of patients

Clinical consequences of Grade 3–4 infection and bleeding were low and similar for imetelstat and placebo

AEs were generally manageable with supportive care and dose modifications

- 74% of patients treated with imetelstat had dose modifications; mostly due to grade 3–4 neutropenia and thrombocytopenia
- <15% of patients discontinued treatment due to TEAEs generally late in treatment (median 21.1 weeks)

Non-hematologic AEs were generally low grade

- No cases of Hy's Law or drug-induced liver injury observed
- Clinically relevant adverse reactions in < 5% of patients who received imetelstat included febrile neutropenia, sepsis, gastrointestinal hemorrhage, and hypertension

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Platzbecker U and Santini V, et al. *The Lancet*, 2024. https://doi.org/10.1016/S0140-6736(23)01724-5.

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Imetelstat Represents a First-in-Class Treatment with a New Mechanism of Action in MF

First MF Trial with OS Primary Endpoint Based on Significant Imetelstat Clinical Experience N=320 Phase 3 Study in JAKi R/R Int-2 or HR MF NCT04576156 Phase 2 Dose Finding Study in JAKi R/R MF NCT02426086 Single Institution Pilot Study Pilot Study in HR/Int-2 MF (~50% of patients received prior JAKi therapy) N=59 (9.4 mg/kg), N=48 (4.7 mg/kg) First and only Phase 3 trial in MF with OS as primary endpoint Pivotal Ph 3 Trial N=33 Ph 2 Dose Finding Study 2015 ongoing 2021

Part 1 Findings Suggest Tolerability of Imetelstat Combined with Ruxolitinib in Patients with MF

Actively enrolling patients for dose confirmation with imetelstat 9.4mg/kg

IMproveMF

ClinicalTrials.gov Identifier: NCT05371964

INT-1/ INT-2/ HR MF

Frontline treatment

PART 1: Dose Finding
Results Presented at ASH 2024

Imetelstat 4.7mg/kg (n=3) + **Ruxolitinib doses**

Imetelstat 6.0 mg/kg (n=3) + **Ruxolitinib doses**

Imetelstat 7.5 mg/kg (n=4) + **Ruxolitinib doses**

Imetelstat 9.4 mg/kg (n=7) + **Ruxolitinib doses**

Patients treated with imetelstat 9.4 mg/kg experienced stable hematology values over time

- Well-tolerated, and no dose-limiting toxicities were reported at any imetelstat dose level within the first 28 days of Cycle 1
- The PK profiles were consistent with previous monotherapy studies
- Preliminary results showed VAF reductions in driver mutations associated with MF across all four dose cohorts

9.4 mg/kg Imetelstat every 4 weeks selected for dose confirmation and expansion

PART 2: Dose Confirmation & Expansion Currently Enrolling
~20 JAKi naïve patients planned

Imetelstat 9.4 mg/kg

+

Ruxolitinib individualized dose per patient

- **Objective:** Confirm safety of doses and evaluate efficacy
- **Primary Week 24 Endpoints:** Safety, TSS
- **Other Week 24 Endpoints:** TSS, SVR35, Fibrosis

Initial results from Part 2 expected 2026

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PK = pharmacokinetic profiles; VAF = variant allele frequency; SET = Study Evaluation Team; RP2D = Recommended Phase 2 Dose; DIPSS = dynamic international prognostic scoring system; int1 = intermediate-1; int2 = intermediate-2; HR = high risk; TSS = total symptom score; SVR35 = spleen volume reduction > 35%

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Clinical Benefits Observed in LR-MDS and MF with Unique Mechanism of Action

Association of Clinical Benefit and Reduction of Disease Markers Observed in Imetelstat-Treated MF and MDS Patients

A



B Grade 2 or 3 Fibrosis at Baseline
D Grade 0 Fibrosis after 3 Months of Imetelstat Therapy

B



Survival Probability
Time on Study (months)
Censored
Yes
No
≥ 20% VAF reduction
Median OS (95% CI), months
HR (95% CI)
Yes
31.6 (21.5 to NE)
0.49 (0.20 to 1.23)
No
22.8 (17.1 to NE)
No. at risk:
Yes 16 16 14 14 10 2 0
No 33 30 24 19 14 3 0

C



Percent SF3B1 VAF Reduction vs Longest TI Duration
SF3B1 VAF Reduction (%)
Longest Transfusion-Free Interval (weeks)

D



SF3B1 VAF
Imetelstat N=78
Placebo N=38
Maximum % reduction from baseline in SF3B1 VAF
Patients
Patients
1-Year TI
24-week TI
8-week TI
No response

A. Disappearance of bone marrow fibrosis in imetelstat treated HR MF patient
B. Association of survival improvement and reduction in VAF for HR R/R imetelstat treated MF patients on MYF2001
C. Association of SF3B1 VAF reduction and longest TI in imetelstat treated LR MDS patients in PH2 and PH3 MDS3001
D. Association of SF3B1 VAF reduction and 8week, 24week and 1 yr TI duration in imetelstat treated LR MDS patients in PH2 and PH3 MDS3001

From left to right: Image A: Tefferi A, Lasho T, Begna K, Patnaik M, et al. A pilot study of the telomerase inhibitor imetelstat for myelofibrosis. New Engl J Med 2015;3;373(10)L:908-919.; Image B: Mascarenhas J, Komrokji R, Palandri F, et al. Randomized, Single-Blind, Multicenter Phase II Study of Two Doses of Imetelstat in Relapsed or Refractory Myelofibrosis. American Society of Clinical Oncology. p.JCO.20.02864, 2021.; Image C: Steensma DP, Fenaux P, Van Eygen K, Raza A, Santini V, Germing U, et al. Imetelstat Achieves Meaningful and Durable Transfusion Independence in High Transfusion-Burden Patients With Lower-Risk Myelodysplastic Syndromes in a Phase II Study. J Clin Oncol. 2021;39(1):48-56.; Image D: Santini V, Platzbecker U, Fenaux P, Sekeres MA, Savona MR, Madanat YF, et al. Disease modifying activity of imetelstat in patients with heavily transfused non-del(5q) lower-risk myelodysplastic syndromes relapsed/refractory to erythropoiesis stimulating agents in IMERGE Phase 3. European Hematology Association (EHA) 2023; Presentation S164

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